UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6490

Dreyfus Premier Investment Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for this series, as appropriate.

                        DREYFUS PREMIER INVESTMENT FUNDS, INC.

-          Dreyfus Global Real Estate Securities Fund

-          Dreyfus Large Cap Equity Fund

-          Dreyfus Large Cap Growth Fund

-          Dreyfus Large Cap Value Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Global Real Estate
Securities Fund

ANNUAL REPORT December 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real Estate
Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Estate Securities Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Peter Zabierek and Dean Frankel, Portfolio Managers, Urdang Securities Management, Inc., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Global Real Estate Securities Fund’s Class A shares produced a total return of 17.15%, Class C shares returned 16.48% and Class I shares returned 17.91%.1 In comparison, the FTSE EPRA/NAREIT Developed Index, the fund’s benchmark, achieved a total return of 20.40% for the same period.2

Despite heightened market volatility over the first half of 2010, increased confidence in a recovering worldwide economy lifted global stocks later in the year. The fund produced lower returns than its benchmark, primarily due to underweighted exposure to Japanese and U.S. real estate markets and the effects of foreign tax withholding that are not reflected in the benchmark’s results.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income by investing at least 80% of its assets in companies principally engaged in the real estate sector.The fund normally invests at least 40% of its assets in companies located outside the United States, and invests in at least 10 different countries. The fund also may invest in companies located in emerging markets and in companies of any market capitalization. Our proprietary approach quantifies investment opportunity both from a real estate and stock perspective and combines “bottom-up” real estate research with a RelativeValue Model that includes direct contact with the companies in the fund’s investable universe.

Global Markets Rebounded in a Late Rally

The year 2010 was a volatile one for the global economy and financial markets. Although many nations had emerged from recession, several challenges continued to weigh on investor sentiment when the year began. Chief among them was a sovereign debt crisis in Europe, where

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Greece and, later, Ireland found themselves unable to finance heavy debt loads. Meanwhile, inflationary pressures in China triggered concerns about a major engine of global growth, and high unemployment and troubled housing markets weighed on the U.S. economy. Consequently, stocks declined sharply in the spring.

Over the summer, evidence emerged that these concerns might have been overblown. Most European banks passed “stress tests,” corporate earnings climbed, commodity prices rose and major central banks eased monetary policy.These developments bolstered investor sentiment, and stocks in most markets rallied.

In 2010’s global real estate market, rents in Asia seemed to bottom earlier in the year and have improved in Hong Kong, Singapore, Beijing, Shanghai and Sydney. Europe’s private real estate market has shown signs of life, particularly in London. Moscow, Paris, Stockholm, Warsaw and Munich have strengthened to a smaller extent. In North America, we have begun to see positive momentum in New York, Washington, San Francisco and Boston. Still, real estate-related securities generally produced somewhat lower returns than broader market averages during the year.

Country Allocations Dampened Fund’s Results

The fund began 2010 with underweighted exposure to the United States and Japan, reflecting our view at the time that better opportunities were available elsewhere. However, both markets rallied strongly despite relatively weak fundamentals as U.S. investor sentiment improved and the Bank of Japan purchased real estate stocks as part of its deflation-fighting efforts. Equity valuations in Singapore have not yet recovered to historical norms, and investors in Australia apparently anticipated a residential real estate downturn that had not materialized by year-end, leading to lagging results from Mirvac Group despite the company’s focus on commercial properties. In Europe, France-based Klépierre was hurt by relatively high leverage during the sovereign debt crisis.

Nonetheless, the fund participated to a substantial degree in the global market’s gains over the second half of 2010.Although the fund’s defensive posture in Japan constrained relative performance, our security selections generally fared well, led by Kenedix Realty Investment. Elsewhere in Asia, commercial property developer Hongkong Land Holdings

4

benefited from rising occupancy rates. In Europe, Sweden’s Wihlborgs Fastigheter exhibited strong business fundamentals in an institutional market with little competition.Among North American real estate companies, Canada’s Chartwell Seniors Housing Real Estate InvestmentTrust advanced on the strength of solid execution and an attractive valuation.

Finding Opportunities in More Selective Markets

We expect the global economic recovery to persist, with generally sluggish growth in developed markets and more robust expansion in emerging markets. However, an improving global economy may already be reflected in stock prices, suggesting to us that investors in 2011 will focus more intently on the underlying fundamentals of individual companies, including their dividend yields and growth potential. Therefore, we have reduced the fund’s underweighted position in the United States, and we have maintained overweighted exposure to faster-growing markets in Asia.We have moved to a market weighting in Japan due to the central bank’s reflation efforts.The fund has retained an underweighted position in Europe, where fundamentals appear less favorable.

January 18, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.
1	Total returns include reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The FTSE European Public Real Estate Association (EPRA) National
Association of Real Estate Investment Trusts (NAREIT) Developed Index is an unmanaged index designed to track the performance of listed real estate companies and REITs worldwide.
Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus Global Real Estate Securities Fund Class A shares and Class I shares and the FTSE EPRA/NAREIT Developed Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Global Real Estate Securities Fund on 12/29/06 (inception date) to a $10,000 investment made in the FTSE EPRA/NAREIT Developed Index (the “Index”) on that date. For comparative purposes, the value of the Index on 12/31/06 is used as the beginning value on 12/29/06.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class C shares will vary from the performance of Class A shares and Class I shares shown above due to differences in charges and expenses.The Index is an unmanaged market-capitalization weighted index designed to measure the performance of exchange-listed real estate companies and REITs worldwide. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/29/06	10.41%	–5.97%
without sales charge	12/29/06	17.15%	–4.57%
Class C shares
with applicable redemption charge †	9/13/08	15.48%	–4.89%††
without redemption	9/13/08	16.48%	–4.89%††
Class I shares	12/29/06	17.91%	–4.18%
FTSE EPRA/NAREIT Developed Index†††	12/31/06	20.40%	–5.14%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 09/13/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for each share class.
††† For comparative purposes, the value of the Index as of 12/31/06 is used as the beginning value on 12/29/06.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Estate Securities Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 9.05	$ 13.26	$ 6.57
Ending value (after expenses)	$1,243.50	$1,239.10	$1,248.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 8.13	$ 11.93	$ 5.90
Ending value (after expenses)	$1,017.14	$1,013.36	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C and 1.16%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—95.1%	Shares	Value ($)
Australia—7.5%
CFS Retail Property Trust	988,820	1,779,999
Commonwealth Property Office Fund	1,254,010	1,064,557
Mirvac Group	1,218,900	1,527,194
Stockland	604,440	2,225,592
Westfield Group	299,490	2,934,525
Westfield Retail Trust	418,044	1,098,867
		10,630,734
Canada—4.1%
Boardwalk Real Estate Investment Trust	22,770	944,647
Brookfield Properties	31,510	556,488
Chartwell Seniors Housing Real Estate Investment Trust	292,270	2,404,474
First Capital Realty	48,060	730,350
RioCan Real Estate Investment Trust	49,640	1,098,341
		5,734,300
Finland—1.4%
Citycon	465,770	1,917,031
France—4.9%
Klepierre	56,100	2,023,732
Mercialys	32,990	1,238,784
Unibail-Rodamco	18,550	3,668,702
		6,931,218
Hong Kong—15.8%
Agile Property Holdings	443,000	652,007
China Overseas Land & Investment	882,600	1,632,846
China Resources Land	242,000	442,106
Hang Lung Properties	442,000	2,067,041
Hongkong Land Holdings	533,000	3,848,260
Hysan Development	448,000	2,109,510
KWG Property Holding	480,000	365,583
Link REIT	454,500	1,412,126
Sino Land	492,000	920,348
Soho China	694,500	516,443

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Hong Kong (continued)
Sun Hung Kai Properties	342,000	5,680,347
Wharf Holdings	338,000	2,600,401
		22,247,018
Japan—10.0%
Aeon Mall	27,300	733,021
Japan Real Estate Investment	153	1,586,723
Kenedix Realty Investment	252	1,184,111
Mitsubishi Estate	158,000	2,930,755
Mitsui Fudosan	147,000	2,931,309
Nomura Real Estate Office Fund	231	1,667,274
NTT Urban Development	538	530,115
Sumitomo Realty & Development	103,000	2,459,872
		14,023,180
Singapore—5.1%
CapitaCommercial Trust	500,000	584,408
CapitaLand	765,000	2,211,517
CDL Hospitality Trusts	787,000	1,275,537
City Developments	32,000	313,180
Global Logistic Properties	302,000	508,295
Keppel Land	122,000	456,306
Suntec Real Estate Investment Trust	1,552,000	1,814,002
		7,163,245
Sweden—1.8%
Castellum	85,950	1,169,957
Wihlborgs Fastigheter	46,230	1,340,369
		2,510,326
Switzerland—1.0%
PSP Swiss Property	18,470	1,481,551
United Kingdom—5.1%
British Land	333,589	2,727,899
Great Portland Estates	171,780	966,296
Hammerson	284,180	1,848,455

10

Common Stocks (continued)	Shares	Value ($)
United Kingdom (continued)
London & Stamford Property	404,770	826,705
Unite Group	261,570 [a]	791,561
		7,160,916
United States—38.4%
Alexandria Real Estate Equities	12,190	893,039
AvalonBay Communities	12,240	1,377,612
Boston Properties	17,370	1,495,557
Brandywine Realty Trust	43,160	502,814
Camden Property Trust	40,700	2,196,986
Commonwealth REIT	41,680	1,063,257
Corporate Office Properties Trust	19,310	674,885
Crown Castle International	23,250 [a]	1,019,048
Digital Realty Trust	30,630	1,578,670
Duke Realty	110,480	1,376,581
Equity Residential	71,470	3,712,867
Essex Property Trust	14,850	1,696,167
Federal Realty Investment Trust	11,430	890,740
General Growth Properties	50,160	776,477
HCP	39,370	1,448,422
Health Care REIT	31,980	1,523,527
Hospitality Properties Trust	28,110	647,654
Host Hotels & Resorts	88,940	1,589,358
Hyatt Hotels, Cl. A	15,500 [a]	709,280
Kilroy Realty	22,570	823,128
Kimco Realty	104,960	1,893,478
LaSalle Hotel Properties	20,590	543,576
Macerich	54,590	2,585,928
Nationwide Health Properties	47,270	1,719,683
Parkway Properties	23,810	417,151
ProLogis	189,860	2,741,578
Public Storage	28,440	2,884,385
Senior Housing Properties Trust	50,770	1,113,894

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
United States (continued)
Simon Property Group	54,290	5,401,312
SL Green Realty	20,900	1,410,959
Sunstone Hotel Investors	35,670 [a]	368,471
U-Store-It Trust	60,740	578,852
Ventas	19,480	1,022,310
Vornado Realty Trust	49,280	4,106,502
Weingarten Realty Investors	49,380	1,173,269
		53,957,417
Total Common Stocks
(cost $116,942,517)		133,756,936

Other Investment—3.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $4,159,000)	4,159,000 [b]	4,159,000
Total Investments (cost $121,101,517)	98.1%	137,915,936
Cash and Receivables (Net)	1.9%	2,655,273
Net Assets	100.0%	140,571,209

REIT—Real Estate Investment Trust

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified REITs	30.6	Hotels	3.9
Retail	11.3	Money Market Investment	3.0
Office	10.6	Self Storage	2.5
Real Estate Services	7.5	Industrial	2.3
Regional Malls	6.8	Specialty	1.8
Health Care	6.6	Residential	.7
Multifamily	6.4
Shopping Centers	4.1		98.1

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		116,942,517	133,756,936
Affiliated issuers		4,159,000	4,159,000
Cash			466,444
Cash denominated in foreign currencies		1,653,756	1,676,074
Receivable for investment securities sold			1,463,739
Receivable for shares of Common Stock subscribed			976,744
Dividends receivable			509,809
Prepaid expenses			21,660
			143,030,406
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			149,769
Payable for investment securities purchased			2,260,624
Accrued expenses			48,804
			2,459,197
Net Assets ($)			140,571,209
Composition of Net Assets ($):
Paid-in capital			158,006,603
Accumulated distributions in excess of investment income—net			(3,547,886)
Accumulated net realized gain (loss) on investments			(30,725,695)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			16,838,187
Net Assets ($)			140,571,209

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,755,909	197,512	138,617,788
Shares Outstanding	236,979	26,975	18,923,233
Net Asset Value Per Share ($)	7.41	7.32	7.33
See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $119,235 foreign taxes withheld at source):
Unaffiliated issuers	2,794,550
Affiliated issuers	3,962
Total Income	2,798,512
Expenses:
Management fee—Note 3(a)	992,928
Custodian fees—Note 3(c)	108,606
Registration fees	44,417
Professional fees	42,886
Directors’ fees and expenses—Note 3(d)	9,172
Prospectus and shareholders’ reports	7,101
Shareholder servicing costs—Note 3(c)	4,910
Interest expense—Note 2	666
Distribution fees—Note 3(b)	641
Loan commitment fees—Note 2	634
Miscellaneous	18,415
Total Expenses	1,230,376
Less—reduction in expenses due to undertaking—Note 3(a)	(604)
Less—reduction in fees due to earnings credits—Note 3(c)	(18)
Net Expenses	1,229,754
Investment Income—Net	1,568,758
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,130,842
Net realized gain (loss) on forward foreign currency exchange contracts	11,069
Net Realized Gain (Loss)	5,141,911
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	11,734,559
Net Realized and Unrealized Gain (Loss) on Investments	16,876,470
Net Increase in Net Assets Resulting from Operations	18,445,228
See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	1,568,758	1,497,483
Net realized gain (loss) on investments	5,141,911	(13,762,255)
Net unrealized appreciation
(depreciation) on investments	11,734,559	31,879,246
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,445,228	19,614,474
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(62,237)	(6,356)
Class C Shares	(6,541)	(1,525)
Class I Shares	(5,615,484)	(4,724,942)
Total Dividends	(5,684,262)	(4,732,823)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,507,247	310,436
Class C Shares	162,622	29,412
Class I Shares	58,618,368	32,835,308
Dividends reinvested:
Class A Shares	55,319	5,601
Class C Shares	5,499	1,132
Class I Shares	1,798,041	1,387,663
Cost of shares redeemed:
Class A Shares	(60,318)	(188,323)
Class C Shares	(16,590)	(2,031)
Class I Shares	(19,313,174)	(12,481,434)
Class T Shares	—	(5,553)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	42,757,014	21,892,211
Total Increase (Decrease) in Net Assets	55,517,980	36,773,862
Net Assets ($):
Beginning of Period	85,053,229	48,279,367
End of Period	140,571,209	85,053,229
Distributions in excess of investment income—net	(3,547,886)	(2,107,286)

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	213,190	52,973
Shares issued for dividends reinvested	7,537	853
Shares redeemed	(8,403)	(31,531)
Net Increase (Decrease) in Shares Outstanding	212,324	22,295
Class C
Shares sold	22,942	4,731
Shares issued for dividends reinvested	760	174
Shares redeemed	(2,575)	(342)
Net Increase (Decrease) in Shares Outstanding	21,127	4,563
Class I
Shares sold	8,425,440	5,600,709
Shares issued for dividends reinvested	250,142	217,545
Shares redeemed	(2,831,447)	(2,347,093)
Net Increase (Decrease) in Shares Outstanding	5,844,135	3,471,161
Class Tb
Shares redeemed	—	(1,285)
Net Increase (Decrease) in Shares Outstanding	—	(1,285)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 1,285 Class T shares representing $5,553 were converted to 1,285
Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively, of the fund’s predecessor, BNY Hamilton Global Real Estate Securities Fund (“Hamilton Global Real Estate Securities Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Global Real Estate Securities Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,
Class A Shares†	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	6.56	5.02	9.04	10.00	10.00
Investment Operations:
Investment income—net[b]	.05	.08	.16	.18	—
Net realized and unrealized
gain (loss) on investments	1.07	1.74	(4.08)	(.97)	—
Total from Investment Operations	1.12	1.82	(3.92)	(.79)	—
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.10)	(.17)	—
Net asset value, end of period	7.41	6.56	5.02	9.04	10.00
Total Return (%)[c]	17.15	36.38	(43.60)	(8.00)	—
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.67	4.36	1.62	1.58	—
Ratio of net expenses
to average net assets	1.60	1.60	1.41	1.50	—
Ratio of net investment income
to average net assets	.74	1.44	1.83	1.87	—
Portfolio Turnover Rate	86.02	97.43	79	73	—
Net Assets, end of period ($ x 1,000)	1,756	162	12	52	—[d]

† Represents information for Class A shares of the fund’s predecessor, Hamilton Global Real Estate Securities Fund, through September 12, 2008.
a From December 29, 2006 (commencement of operations) to December 31, 2006.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Amount represents less than $1,000.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	6.50	5.02	7.78
Investment Operations:
Investment income—net[b]	.00[c]	.04	.01
Net realized and unrealized gain (loss) on investments	1.07	1.75	(2.74)
Total from Investment Operations	1.07	1.79	(2.73)
Distributions:
Dividends from investment income—net	(.25)	(.31)	(.03)
Net asset value, end of period	7.32	6.50	5.02
Total Return (%)[d]	16.48	35.35	(34.92)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.45	2.91	2.46[f]
Ratio of net expenses to average net assets	2.35	2.35	2.35[f]
Ratio of net investment income to average net assets	.02	.71	.67[f]
Portfolio Turnover Rate	86.02	97.43	79
Net Assets, end of period ($ x 1,000)	198	38	6

a	From September 13, 2008 (commencement of initial offering) to December 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

18

		Year Ended December 31,
Class I Shares†	2010	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	6.49	5.02	9.04	10.00	10.00
Investment Operations:
Investment income—net[b]	.10	.14	.16	.20	—
Net realized and unrealized
gain (loss) on investments	1.05	1.70	(4.06)	(.98)	—
Total from Investment Operations	1.15	1.84	(3.90)	(.78)	—
Distributions:
Dividends from investment income—net	(.31)	(.37)	(.12)	(.18)	—
Net asset value, end of period	7.33	6.49	5.02	9.04	10.00
Total Return (%)	17.91	36.94	(43.38)	(7.83)	—
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	1.33	1.24	1.34	—
Ratio of net expenses
to average net assets	1.17	1.18	1.19	1.25	—
Ratio of net investment income
to average net assets	1.51	2.55	2.24	1.97	—
Portfolio Turnover Rate	86.02	97.43	79	73	—
Net Assets, end of period ($ x 1,000)	138,618	84,854	48,255	51,140	—[c]

† Represents information for Institutional shares of the fund’s predecessor, Hamilton Global Real Estate Securities
Fund, through September 12, 2008.
a From December 29, 2006 (commencement of operations) to December 31, 2006.
b Based on average shares outstanding at each month end.
c Amount represents less than $1,000.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Estate Securities Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Urdang Securities Management, Inc. (“Urdang”) serves as the fund’s sub-investment advisor. Urdang is a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 250 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	53,957,417	—	—	53,957,417
Equity Securities—
Foreign†	79,799,519	—	—	79,799,519
Mutual Funds	4,159,000	—	—	4,159,000
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

24

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	240,000	41,291,000	37,372,000	4,159,000	3.0

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,071,317, accumulated capital losses $24,379,441 and unrealized appreciation $6,832,998. In addition, the fund had $996,048 of passive foreign investment company losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $6,895,360 of the carryover expires in fiscal 2016 and $17,484,081 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $5,684,262 and $4,732,823, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $2,674,904 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commit-

26

ment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $44,100, with a related weighted average annualized interest rate of 1.51%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20% of the value of Class I shares’ average daily net assets.

Dreyfus has also agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, shareholder services fees, Rule 12b-1 fees and extraordinary expenses) do not exceed 1.35% of the value of Class A and Class C shares’ average daily net assets.

The reduction in expenses, pursuant to the undertakings, amounted to $604 during the period ended December 31, 2010.

Pursuant to a sub-investment advisory agreement between Dreyfus and Urdang, Dreyfus pays Urdang a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended December 31, 2010, the Distributor retained $1,773 from commissions earned on sales of the fund’s Class A shares.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2010, Class C shares were charged $641 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A and Class C shares were charged $1,975 and $214, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $2,949 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $309 pursuant to the

28

cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $18.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $108,606 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $110,376, Rule 12b-1 distribution plan fees $122, shareholder services plan fees $389, custodian fees $36,514, chief compliance officer fees $1,728 and transfer agency per account fees $640.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2010, amounted to $121,318,127 and $86,519,956, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At December 31, 2010, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Forward contracts	128,749

At December 31, 2010, the cost of investments for federal income tax purposes was $131,106,706; accordingly, accumulated net unrealized appreciation on investments was $6,809,230, consisting of $17,509,093 gross unrealized appreciation and $10,699,863 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Global Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Real Estate Securities Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 2007 and 2006 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Estate Securities Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 67.37% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $598,646 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 13, 2010, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Urdang Securities Management, Inc. (“Urdang”) (together, the “Agreements”) for a one-year term ending July 31, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Agreements, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to the Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members considered Dreyfus’ and Urdang’s research and portfolio management capabilities. The Board members also considered that Dreyfus provides oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over Urdang. The

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Board also considered Urdang’s brokerage policies and practices, the standards applied in seeking best execution and Urdang’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed the fund’s performance for the one-, two- and three-year periods ended May 31, 2010, and compared the fund’s performance to the performance of a group of comparable retail front-end load global real estate funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional global real estate funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period ended May 31, 2010 and above the Performance Group and Performance Universe medians for the two- and three-year periods ended May 31, 2010. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of actual and contractual management fees and total expense ratios of a group of comparable funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that Dreyfus has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.20% of the value of Class I shares’ average daily net assets. In addition, the Board noted that Dreyfus has agreed, until May 1, 2011,

34

to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and 12b-1 fees) do not exceed 1.35% of the value of Class A and Class C shares’ average daily net assets.The Board members noted that the fund’s actual management fee was below the Expense Group and Expense Universe medians, the fund’s contractual management fee was above the Expense Group median and the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Representatives of Dreyfus noted that there were no other mutual funds managed by Dreyfus, Urdang or their affiliates with similar investment objectives, policies and strategies, and reviewed with the Board other accounts managed by Dreyfus, Urdang or their affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ and Urdang’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to Urdang in relation to the fee paid to Dreyfus by the fund and the respective services provided by Urdang and Dreyfus.The Board also noted that Urdang’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and to Urdang from acting as sub-adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the fund, pays Urdang pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Urdang’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered. The Board also noted the fee waiver and expense reimbursement arrangement and the effect on Dreyfus’ profitability.

36

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Urdang are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded that the fees payable to Dreyfus and Urdang were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited)

38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

40

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Large Cap Equity Fund

ANNUAL REPORT December 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Large Cap Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Equity Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2010, through December 31, 2010, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Large Cap Equity Fund’s Class A shares produced a total return of 15.23%, Class C shares returned 14.69% and Class I shares returned 16.09%.1 In comparison, the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, achieved a total return of 15.08%.2

A stock market rally late in the year more than offset earlier weakness as an uneven U.S. economic recovery gained momentum.The fund’s Class A and I shares produced returns that were higher than the benchmark, due to a relatively constructive investment posture that enabled the fund to capture more of the market’s gains over the second half of the year.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth.The investment process begins with a “top-down” assessment of broad economic, political and social trends and their implications for different market and industry sectors. Fundamental research is used to identify companies with the potential for above-average earnings and revenue growth; sustainable competitive advantage; strong or improving financial condition; and/or earnings power that is either unrecognized or underestimated by the market.

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

measures throughout the region, and mixed housing and employment data in the United States weighed on already mild growth. As a result, U.S. stocks generally declined amid heightened volatility over the first half of the year.

Later, however, it became more clear that investors’ economic concerns may have been overblown. Corporate earnings exceeded analysts’ expectations, commodity prices climbed amid robust demand from the world’s emerging markets, and the U.S. and global economies remained on upward trajectories.The resolution of midterm elections and new stimulative programs by the Federal Reserve Board also boosted investor sentiment, helping the S&P 500 Index end the year with double-digit gains.

Focus on Secular Growth Boosted Fund Results

Although an emphasis on more economically sensitive stocks and industry groups dampened the fund’s relative performance over the first half of 2010, the same constructive investment posture enabled the fund to participate more fully than the benchmark in the U.S. stock market’s gains over the second half of the year. Our stock selection strategy in the industrials sector proved particularly rewarding, as machinery producers such as Caterpillar, Deere & Co. and Eaton saw their earnings climb amid robust demand for machinery from the emerging and developed markets.

In the information technology sector, we focused on companies that appeared poised to benefit from widespread adoption of new technolo-gies.These secular growth stories included “cloud computing,” in which business enterprises maintain applications and data over the Internet, and business analytics which aim to mine useful information from vast amounts of corporate data. These trends are benefiting software developers and service providers such as Salesforce.com, Rovi and Teradata. Similarly, overweighted exposure to electronics innovator Apple boosted fund results as consumers flocked to its tablet computing and smartphone products. Conversely, the fund held underweighted positions in Microsoft, Cisco Systems and other companies selling more mature technologies that lagged the sector.

The fund’s position in Citigroup bolstered returns from the financials sector when the bank recovered from the global financial crisis. Insurers

4

Aflac and ACE Limited also rallied when their business strategies gained traction in the recovering economy.The fund further benefited from its lack of exposure to Bank of America, which struggled with industry-wide issues surrounding the mortgage foreclosure process and consumer lending.

Disappointments during 2010 included the consumer discretionary sector, where casino equipment provider International Game Technology suffered from continued weak demand for slot machines. In the consumer staples sector, an expected turnaround of Avon Products did not materialize as quickly as we anticipated.

Finding New Growth Opportunities in a Rallying Market

As of year-end, we believe the current economic recovery is likely to persist, but significant headwinds remain. Consequently, we have maintained a bias toward more cyclical investments, and we have continued to look for companies likely to benefit from secular growth stemming from developments such as new products, robust demand from the emerging markets and mergers-and-acquisitions activity. While the fund’s sector allocations approximate those of the S&P 500 Index, we have emphasized industry groups that we deem attractive within market sectors, such as cloud computing specialists in the information technology sector, health care companies with strong new-product pipelines and businesses exposed to growth in emerging markets.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface as sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results.
Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Equity Fund Class A shares and Class I shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Large Cap Equity Fund on 12/31/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class C shares will vary from the performance of Class A shares and Class I shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/10

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	8.58%	–1.28%	–0.83%
without sales charge	8/10/92	15.23%	–0.11%	–0.25%
Class C shares
with applicable redemption charge †	9/13/08	13.69%	0.34%††	–0.02%††
without redemption	9/13/08	14.69%	0.34%††	–0.02%††
Class I shares	8/10/92	16.09%	0.98%	0.41%
Standard & Poor’s 500
Composite Stock Price Index		15.08%	2.29%	1.42%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 9/13/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Equity Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 8.50	$ 10.71	$ 4.29
Ending value (after expenses)	$1,263.60	$1,259.40	$1,267.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.58	$ 9.55	$ 3.82
Ending value (after expenses)	$1,017.69	$1,015.73	$1,021.42

† Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 1.88% for Class C and .75%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—98.9%	Shares		Value ($)
Consumer Discretionary—9.8%
Carnival	68,200		3,144,702
International Game Technology	106,950		1,891,946
Johnson Controls	88,850		3,394,070
Lowe’s	94,310		2,365,295
Target	41,500		2,495,395
Walt Disney	91,650		3,437,791
Yum! Brands	46,970		2,303,879
			19,033,078
Consumer Staples—9.7%
Avon Products	74,090		2,153,055
Coca-Cola	44,600		2,933,342
Costco Wholesale	27,580		1,991,552
Kraft Foods, Cl. A	92,940		2,928,539
PepsiCo	44,150		2,884,320
Philip Morris International	47,330		2,770,225
Procter & Gamble	28,795		1,852,382
Wal-Mart Stores	27,700		1,493,861
			19,007,276
Energy—13.1%
Chevron	27,200		2,482,000
Exxon Mobil	99,990		7,311,269
Halliburton	51,800		2,114,994
Occidental Petroleum	21,360		2,095,416
Plains Exploration & Production	65,190	[a]	2,095,207
QEP Resources	57,410		2,084,557
Schlumberger	29,030		2,424,005
Southwestern Energy	63,790	[a]	2,387,660
Valero Energy	116,600		2,695,792
			25,690,900
Financial—15.5%
ACE	33,130		2,062,343
Aflac	49,110		2,771,277
American Express	56,245		2,414,035

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Citigroup	833,500 [a]	3,942,455
Invesco	119,746	2,881,089
JPMorgan Chase & Co.	90,320	3,831,374
Morgan Stanley	100,020	2,721,544
PNC Financial Services Group	27,710	1,682,551
State Street	47,470	2,199,760
U.S. Bancorp	95,850	2,585,075
Wells Fargo & Co.	101,700	3,151,683
		30,243,186
Health Care—11.1%
Agilent Technologies	60,780 [a]	2,518,115
Amgen	31,500 [a]	1,729,350
Baxter International	51,400	2,601,868
Cardinal Health	56,480	2,163,749
Covidien	55,530	2,535,500
Merck & Co.	48,933	1,763,545
Pfizer	201,700	3,531,767
Watson Pharmaceuticals	47,150 [a]	2,435,298
Zimmer Holdings	43,250 [a]	2,321,660
		21,600,852
Industrial—11.2%
Caterpillar	37,640	3,525,362
Deere & Co.	29,200	2,425,060
Eaton	23,150	2,349,956
Emerson Electric	50,350	2,878,509
General Electric	140,430	2,568,465
Honeywell International	47,170	2,507,557
Union Pacific	29,000	2,687,140
United Technologies	37,670	2,965,382
		21,907,431

10

Common Stocks (continued)	Shares	Value ($)
Information Technology—20.5%
Accenture, Cl. A	53,050	2,572,394
Apple	25,020 [a]	8,070,451
Google, Cl. A	7,410 [a]	4,401,318
Hewlett-Packard	59,830	2,518,843
Intel	135,800	2,855,874
International Business Machines	31,130	4,568,639
Juniper Networks	80,710 [a]	2,979,813
Microsoft	64,670	1,805,586
Rovi	42,500 [a]	2,635,425
Salesforce.com	22,680 [a]	2,993,760
Taiwan Semiconductor
Manufacturing, ADR	192,350	2,412,069
Teradata	54,110 [a]	2,227,168
		40,041,340
Materials—3.9%
Air Products & Chemicals	30,300	2,755,785
Celanese, Ser. A	54,000	2,223,180
Freeport-McMoRan Copper & Gold	22,540	2,706,829
		7,685,794
Telecommunication Services—2.0%
AT&T	86,280	2,534,906
Frontier Communications	75	730
Verizon Communications	37,610	1,345,686
		3,881,322
Utilities—2.1%
Questar	126,210	2,197,316
Sempra Energy	37,850	1,986,368
		4,183,684
Total Common Stocks
(cost $169,109,326)		193,274,863

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,448,000)	1,448,000 [b]	1,448,000

Total Investments (cost $170,557,326)	99.6%	194,722,863
Cash and Receivables (Net)	.4%	675,828
Net Assets	100.0%	195,398,691

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	20.5	Consumer Staples	9.7
Financial	15.5	Materials	3.9
Energy	13.1	Utilities	2.1
Industrial	11.2	Telecommunication Services	2.0
Health Care	11.1	Money Market Investment	.7
Consumer Discretionary	9.8		99.6

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		169,109,326	193,274,863
Affiliated issuers		1,448,000	1,448,000
Cash			271,037
Receivable for shares of Common Stock subscribed			314,475
Dividends receivable			289,934
Prepaid expenses			21,174
			195,619,483
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			114,387
Payable for shares of Common Stock redeemed			50,892
Accrued expenses			55,513
			220,792
Net Assets ($)			195,398,691
Composition of Net Assets ($):
Paid-in capital			239,854,565
Accumulated undistributed investment income—net			1,817,553
Accumulated net realized gain (loss) on investments			(70,438,964)
Accumulated net unrealized appreciation
(depreciation) on investments			24,165,537
Net Assets ($)			195,398,691

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	373,969	54,880	194,969,842
Shares Outstanding	35,791	5,137	17,807,315
Net Asset Value Per Share ($)	10.45	10.68	10.95

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $1,594 foreign taxes withheld at source):
Unaffiliated issuers	3,190,497
Affiliated issuers	2,596
Income from securities lending—Note 1(b)	1,239
Total Income	3,194,332
Expenses:
Management fee—Note 3(a)	1,249,718
Registration fees	60,193
Professional fees	39,527
Shareholder servicing costs—Note 3(c)	32,989
Custodian fees—Note 3(c)	21,125
Directors’ fees and expenses—Note 3(d)	18,703
Prospectus and shareholders’ reports	4,795
Loan commitment fees—Note 2	2,048
Interest expense—Note 2	794
Distribution fees—Note 3(b)	358
Miscellaneous	8,934
Total Expenses	1,439,184
Less—reduction in expenses due to undertaking—Note 3(a)	(63,764)
Less—reduction in fees due to earnings credits—Note 3(c)	(112)
Net Expenses	1,375,308
Investment Income—Net	1,819,024
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,611,311
Net realized gain (loss) on options transactions	16,335
Net Realized Gain (Loss)	7,627,646
Net unrealized appreciation (depreciation) on investments	17,565,021
Net Realized and Unrealized Gain (Loss) on Investments	25,192,667
Net Increase in Net Assets Resulting from Operations	27,011,691

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	1,819,024	2,335,006
Net realized gain (loss) on investments	7,627,646	(32,848,964)
Net unrealized appreciation
(depreciation) on investments	17,565,021	68,408,414
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,011,691	37,894,456
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,593)	—
Class C Shares	(465)	—
Class I Shares	(2,333,419)	—
Total Dividends	(2,336,477)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	136,510	43,662
Class C Shares	11,001	26,470
Class I Shares	27,234,744	31,165,090
Dividends reinvested:
Class A Shares	2,438	—
Class C Shares	383	—
Class I Shares	395,348	—
Cost of shares redeemed:
Class A Shares	(79,009)	(5,891)
Class C Shares	(165)	—
Class I Shares	(41,869,393)	(88,597,716)
Class T Shares	—	(6,163)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(14,168,143)	(57,374,548)
Settlement payment from
unaffiliated third party†	137,539	—
Total Increase (Decrease) in Net Assets	10,644,610	(19,480,092)
Net Assets ($):
Beginning of Period	184,754,081	204,234,173
End of Period	195,398,691	184,754,081
Undistributed investment income—net	1,817,553	2,335,006

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	15,127	5,669
Shares issued for dividends reinvested	258	—
Shares redeemed	(8,229)	(724)
Net Increase (Decrease) in Shares Outstanding	7,156	4,945
Class C
Shares sold	1,225	2,984
Shares issued for dividends reinvested	40	—
Shares redeemed	(17)	—
Net Increase (Decrease) in Shares Outstanding	1,248	2,984
Class I
Shares sold	2,742,614	3,984,033
Shares issued for dividends reinvested	40,219	—
Shares redeemed	(4,296,121)	(12,243,969)
Net Increase (Decrease) in Shares Outstanding	(1,513,288)	(8,259,936)
Class Tb
Shares redeemed	—	(905)

† See Note 5.
a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 905 Class T shares representing $6,163 were converted to 912
Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively of the fund’s predecessor, BNY Hamilton Large Cap Equity Fund (“Hamilton Large Cap Equity Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Large Cap Equity Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,
Class A Shares†	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.14	7.16	14.61	14.42	13.35
Investment Operations:
Investment income—net[a]	.03	.05	.12	.10	.10
Net realized and unrealized
gain (loss) on investments	1.35	1.93	(6.80)	1.48	2.03
Total from Investment Operations	1.38	1.98	(6.68)	1.58	2.13
Distributions:
Dividends from investment income—net	(.08)	—	(.09)	(.10)	(.08)
Dividends from net realized
gain on investments	—	—	(.56)	(1.29)	(.98)
Return of capital	—	—	(.12)	—	—
Total Distributions	(.08)	—	(.77)	(1.39)	(1.06)
Settlement payment from
unaffiliated third party	.01	—	—	—	—
Net asset value, end of period	10.45	9.14	7.16	14.61	14.42
Total Return (%)[b]	15.23[c]	27.62	(47.50)	10.94	16.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.04	3.75	1.11	1.04	1.03
Ratio of net expenses
to average net assets	1.50	1.50	1.03	1.04	1.03
Ratio of net investment income
to average net assets	.30	.61	.99	.69	.69
Portfolio Turnover Rate	43.92	59.68	77	66	53
Net Assets, end of period ($ x 1,000)	374	262	170	27,391	28,389

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Large Cap Equity Fund, through September 12, 2008.
a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c If settlement payment from unaffiliated third party was not made, total return would have been 15.12%.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	9.40	7.38	11.05
Investment Operations:
Investment income (loss)—net[b]	(.02)	(.00)[c]	.02
Net realized and unrealized
gain (loss) on investments	1.39	2.02	(3.69)
Total from Investment Operations	1.37	2.02	(3.67)
Distributions:
Dividends from investment income—net	(.09)	—	—
Settlement payment from unaffiliated third party	.00[c]	—	—
Net asset value, end of period	10.68	9.40	7.38
Total Return (%)[d]	14.69[e]	27.37	(33.21)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02	2.26	1.88[g]
Ratio of net expenses to average net assets	1.98	2.02	1.86[g]
Ratio of net investment income
loss) to average net assets	(.18)	(.02)	.85[g]
Portfolio Turnover Rate	43.92	59.68	77
Net Assets, end of period ($ x 1,000)	55	37	7

a From September 13, 2008 (commencement of initial offering) to December 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e The impact of the settlement payment from unaffiliated third party on total return amounted to less than .01%.
f Not annualized.
g Annualized.

See notes to financial statements.

18

		Year Ended December 31,
Class I Shares†	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	9.55	7.40	14.66	14.46	13.38
Investment Operations:
Investment income—net[a]	.10	.11	.16	.14	.13
Net realized and unrealized
gain (loss) on investments	1.41	2.04	(6.63)	1.49	2.05
Total from Investment Operations	1.51	2.15	(6.47)	1.63	2.18
Distributions:
Dividends from investment income—net	(.12)	—	(.11)	(.14)	(.12)
Dividends from net realized
gain on investments	—	—	(.56)	(1.29)	(.98)
Return of capital	—	—	(.12)	—	—
Total Distributions	(.12)	—	(.79)	(1.43)	(1.10)
Settlement payment from
unaffiliated third party	.01	—	—	—	—
Net asset value, end of period	10.95	9.55	7.40	14.66	14.46
Total Return (%)	16.09[b]	29.05	(45.91)	11.27	16.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.86	.80	.79	.78
Ratio of net expenses
to average net assets	.77	.78	.79	.79	.78
Ratio of net investment income
to average net assets	1.02	1.37	1.41	.94	.93
Portfolio Turnover Rate	43.92	59.68	77	66	53
Net Assets, end of period ($ x 1,000)	194,970	184,456	204,051	401,002	385,132

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Large Cap Equity Fund, through September 12, 2008.
a Based on average shares outstanding at each month end.
b If settlement payment from unaffiliated third party was not made, total return would have been 15.99%.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Equity Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 250 million shares of $.001 par value Common Stock.The fund currently offers three Classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,842 Class A and 905 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	190,862,794	—	—	190,862,794
Equity Securities—
Foreign†	2,412,069	—	—	2,412,069
Mutual Funds	1,448,000	—	—	1,448,000
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of

24

rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $531 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	847,000	33,517,000	32,916,000	1,448,000.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,817,553, accumulated capital losses $70,327,360 and unrealized appreciation $24,053,933.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $2,336,477 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $52,600 with a related weighted average annualized interest rate of 1.51%.

26

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .79% of the value of Class I shares average daily net assets.

In addition, the Manager has agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.25% of the value of Class A and Class C shares average daily net assets.

The reduction in expenses, pursuant to the undertakings, amounted to $63,764 during the period ended December 31, 2010.

During the period ended December 31, 2010, the Distributor retained $737 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2010, Class C shares were charged $358 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A and Class C shares were charged $792 and $119, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $14,792 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $1,842 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $112.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $21,125 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

28

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $113,130, Rule 12b-1 distribution plan fees $34, shareholder services plan fees $95, custodian fees $4,663, chief compliance officer fees $1,728 and transfer agency per account fees $1,911, which are offset against an expense reimbursement currently in effect in the amount of $7,174.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended December 31, 2010, amounted to $77,128,697 and $91,593,740, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

30

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	—	—
Contracts written	360	46,693
Contracts terminated:
Contracts closed	225	30,358	30,358	—
Contracts expired	135	16,335	—	16,335
Total contracts terminated	360	46,693	30,358	16,335
Contracts Outstanding
December 31, 2010	—	—

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Equity options contracts	6,006

At December 31, 2010, the cost of investments for federal income tax purposes was $170,668,930; accordingly, accumulated net unrealized appreciation on investments was $24,053,933, consisting of $31,044,478 gross unrealized appreciation and $6,990,545 gross unrealized depreciation.

NOTE 5—Other:

During the period ended December 31, 2010, the fund received a regulatory settlement payment of $137,539 from an unaffiliated third party which is included in the Statement of Changes in Net Assets.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Equity Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended December 31, 2007 and 2006 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Equity Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,336,477 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 13, 2010, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a one-year term ending January 31, 2011.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

34

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods and compared the fund’s performance to the performance of a group of comparable retail front-end load large-cap core funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the one-year period ended May 31, 2010, when it was above the Performance Group median, and the ten-year period ended May 31, 2010, when it was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members discussed with representatives of Dreyfus the reasons for the fund’s underperformance compared to the Performance Group and Performance Universe medians during the applicable periods, and Dreyfus’ efforts to improve performance.The Board members also received a presentation from the fund’s primary portfolio manager during which the portfolio manager discussed the fund’s investment strategy and the factors that affected the fund’s performance.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of actual and contractual management fees and total expense ratios compared to a group of comparable funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that Dreyfus has contractually agreed, until May 1, 2011, to waive

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .79% of the value of Class I shares’ average daily net assets. In addition, the Board noted that Dreyfus has agreed, until May 1, 2011, to waive receipt of its fee and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary fees, shareholder services fees and 12b-1 fees) do not exceed 1.25% of the value of Class A and Class C shares average daily net assets.The Board members noted that the fund’s actual and contractual management fees were lower than the Expense Group medians (in the first and second quartile, respectively), the actual management fee was lower than the Expense Universe median (in the first quartile) and the total expense ratio was higher than the Expense Group and Expense Universe medians (in the fourth quartile).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocat-

36

ing costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered.The Board also noted fee waiver and expense reimbursement arrangements and the effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

The Fund	37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  Although the Board noted the fund’s improved one-year relative performance, the Board was concerned about the fund’s relative performance and concluded it was necessary to closely monitor the performance of the fund and its portfolio management team.

  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement through July 31, 2011 was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

42

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Large Cap Growth Fund

ANNUAL REPORT December 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Large Cap Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Growth Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad. With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2010, through December 31, 2010, as provided by Irene D. O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Large Cap Growth Fund’s Class A shares produced a total return of 15.60%, Class C shares returned 15.10% and Class I shares returned 16.34%.1 In comparison, the Russell 1000 Growth Index (the “Index”), the fund’s benchmark, achieved a total return of 16.71%.2 A stock market rally late in the year more than offset earlier weakness when an uneven U.S. economic recovery gained momentum. The fund produced returns that slightly underperformed its benchmark, as strong results in the technology, industrials and materials sectors were offset by lagging relative performance in the consumer discretionary and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund invests primarily in large, established companies that we believe have proven track records and the potential for superior relative earnings growth.The investment process begins with a “top-down” assessment of broad economic, political and social trends and their implications for different market and industry sectors. Fundamental research is used to identify companies with the potential for accelerating earnings and revenue growth, favorable market positions, improving operating efficiencies, and/or increasing earnings per share.

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recoveries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment data in the United States weighed on already mild growth.As a result, U.S. stocks generally declined amid heightened volatility over the first half of the year.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

However, it later became clearer that investors’ economic concerns may have been overblown. Corporate earnings exceeded analysts’ expectations, commodity prices climbed amid robust demand from the world’s emerging markets, and the U.S. and global economies remained on upward trajectories.The resolution of midterm elections and new stimulative programs by the Federal Reserve Board also boosted investor sentiment, helping the S&P 500 Index end the year with double-digit gains. In this environment, growth stocks generally outperformed value-oriented stocks.

Focus on Secular Growth Boosted Fund Results

Although an emphasis on more economically sensitive companies and industry groups supported the fund’s relative performance during 2010, our stock selection strategy produced mixed results, resulting in overall returns that were roughly in line with market averages.

Our stock selection strategy proved particularly successful in the information technology sector, where we focused on companies that appeared poised to benefit from widespread adoption of new technologies.These secular growth stories included “cloud computing,” in which business enterprises maintain applications and data over the Internet, benefiting software developers and service providers. Other growth trends relate to management of digital media and business analytics which aim to mine useful information from vast amounts of corporate data. Companies positioned to benefit from these emerging applications include Juniper Networks, Cognizant Technology Solutions, Salesforce.com, Rovi and Teradata. Similarly, overweighted exposure to electronics innovator Apple boosted fund results as consumers flocked to its tablet computing and smartphone products. Conversely, the fund held underweighted positions in Microsoft, Cisco Systems and other companies selling more mature technologies which lagged.

Our stock picks in the industrials sector also proved rewarding, as companies such as Caterpillar, Parker-Hannifin, Honeywell International and Union Pacific saw their earnings climb amid resurgent U.S. manufacturing activity and robust demand for industrial commodities and equipment from the emerging markets. In the materials sector, the fund’s relative performance benefited from an overweighted position in iron ore producer Cliffs Natural Resources, which advanced along with commodity prices.

Disappointments during 2010 included the consumer discretionary sector, where casino equipment provider International Game Technology suffered from continued weak demand for slot machines.Among retailers, J. Crew Group was hurt by fashion miscalculations that dampened apparel sales, while the fund held few of the specialty retailers that fared well in 2010. In the consumer staples sector, an expected turnaround of Avon Products did not materialize as quickly as we anticipated, and cereal maker Kellogg suffered due to higher input costs.

Finding New Growth Opportunities in a Rallying Market

As of year-end, we believe the current economic recovery is likely to persist, but significant headwinds remain. Consequently, we have maintained a bias toward more cyclical investments, and we have continued to look for companies likely to benefit from secular growth stemming from developments such as new products, robust demand from the emerging markets and heightened mergers-and-acquisitions activity. Within the market sectors, we have emphasized industry groups that we deem attractive, such as cloud computing specialists in the information technology sector, health care companies with strong new-product pipelines and companies exposed to fast growing emerging markets.

January 18, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results.
Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Growth Fund Class A shares and Class I shares and the Russell 1000 Growth Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Large Cap Growth
Fund on 12/31/00 to a $10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class C shares will vary from the performance of Class A shares and Class I shares shown above due to differences in charges and expenses.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/10

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/31/86	9.00%	1.30%	–2.46%
without sales charge	12/31/86	15.60%	2.52%	–1.88%
Class C shares
with applicable redemption charge †	9/13/08	14.10%	2.43%††	–1.92%††
without redemption	9/13/08	15.10%	2.43%††	–1.92%††
Class I shares	4/1/97	16.34%	2.85%	–1.61%
Russell 1000 Growth Index		16.71%	3.75%	0.02%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for periods prior to 9/13/08 (the inception date for Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large Cap Growth Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 8.53	$ 11.18	$ 4.95
Ending value (after expenses)	$1,255.00	$1,250.90	$1,258.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.63	$ 10.01	$ 4.43
Ending value (after expenses)	$1,017.64	$1,015.27	$1,020.82

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 1.97% for Class C and .87%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—98.9%	Shares	Value ($)
Consumer Discretionary—13.2%
Amazon.com	4,550 [a]	819,000
Carnival	19,660	906,523
International Game Technology	39,610	700,701
Lowe’s	25,620	642,550
McDonald’s	5,860	449,814
NIKE, Cl. B	6,300	538,146
Target	16,780	1,008,981
Time Warner Cable	10,400	686,712
Walt Disney	25,580	959,506
Yum! Brands	15,940	781,857
		7,493,790
Consumer Staples—9.4%
Avon Products	25,270	734,345
Coca-Cola	16,960	1,115,459
Costco Wholesale	7,900	570,459
Kellogg	12,070	616,536
PepsiCo	11,590	757,175
Philip Morris International	19,640	1,149,529
Wal-Mart Stores	6,790	366,185
		5,309,688
Energy—12.4%
Cameron International	15,300 [a]	776,169
Exxon Mobil	26,190	1,915,013
Halliburton	17,000	694,110
Newfield Exploration	10,200 [a]	735,522
Occidental Petroleum	6,800	667,080
QEP Resources	18,400	668,104
Schlumberger	8,710	727,285
Southwestern Energy	22,510 [a]	842,549
		7,025,832
Financial—5.1%
American Express	12,705	545,299
Assured Guaranty	26,700	472,590
Host Hotels & Resorts	34,100 [b]	609,367
IntercontinentalExchange	4,700 [a]	560,005
Invesco	29,728	715,255
		2,902,516

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—9.6%
Agilent Technologies	15,000 [a]	621,450
Amgen	8,270 [a]	454,023
Baxter International	15,400	779,548
Cardinal Health	10,680	409,151
Celgene	7,780 [a]	460,109
Covidien	14,100	643,806
Human Genome Sciences	16,200 [a]	387,018
Medco Health Solutions	7,980 [a]	488,935
Watson Pharmaceuticals	14,300 [a]	738,595
Zimmer Holdings	8,130 [a]	436,418
		5,419,053
Industrial—13.5%
Boeing	12,200	796,172
Caterpillar	12,760	1,195,102
Danaher	15,060	710,380
Honeywell International	21,370	1,136,029
Ingersoll-Rand	21,620 [c]	1,018,086
Parker-Hannifin	12,290	1,060,627
Union Pacific	8,880	822,820
United Technologies	11,490	904,493
		7,643,709
Information Technology—32.3%
Accenture, Cl. A	13,940	675,951
Apple	10,380 [a]	3,348,173
ARM Holdings, ADR	30,760 [c]	638,270
Baidu, ADR	6,600 [a]	637,098
Broadcom, Cl. A	19,330	841,821
Cognizant Technology Solutions, Cl. A	13,670 [a]	1,001,874
Google, Cl. A	3,440 [a]	2,043,257
Hewlett-Packard	27,290	1,148,909
Intel	34,620	728,059
International Business Machines	12,510	1,835,968
Juniper Networks	26,100 [a]	963,612
Microsoft	19,280	538,298
Rovi	16,250 [a]	1,007,662
Salesforce.com	9,510 [a]	1,255,320
Teradata	19,320 [a]	795,211

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
VMware, Cl. A	9,220 [a]	819,750
		18,279,233
Materials—3.4%
Cliffs Natural Resources	14,870	1,160,009
Praxair	8,260	788,582
		1,948,591
Total Common Stocks
(cost $46,086,600)		56,022,412

Other Investment—1.2%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $658,000)	658,000 [d]	658,000

Investment of Cash Collateral
for Securities Loaned—2.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,569,094)	1,569,094 [d]	1,569,094
Total Investments (cost $48,313,694)	102.9%	58,249,506
Liabilities, Less Cash and Receivables	(2.9%)	(1,639,366)
Net Assets	100.0%	56,610,140

ADR—American Depository Receipts

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$1,540,426 and the market value of the collateral held by the fund was $1,569,094.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	32.3	Consumer Staples	9.4
Industrial	13.5	Financial	5.1
Consumer Discretionary	13.2	Money Market Investments	4.0
Energy	12.4	Materials	3.4
Health Care	9.6		102.9

† Based on net assets.

See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,540,426)—Note 1(b):
Unaffiliated issuers		46,086,600	56,022,412
Affiliated issuers		2,227,094	2,227,094
Cash			25,751
Dividends and interest receivable			49,732
Prepaid expenses			16,746
			58,341,735
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			46,879
Liability for securities on loan—Note 1(b)			1,569,094
Payable for shares of Common Stock redeemed			58,801
Accrued expenses			56,821
			1,731,595
Net Assets ($)			56,610,140
Composition of Net Assets ($):
Paid-in capital			55,837,383
Accumulated undistributed investment income—net			305,739
Accumulated net realized gain (loss) on investments			(9,468,794)
Accumulated net unrealized appreciation
(depreciation) on investments			9,935,812
Net Assets ($)			56,610,140

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	475,196	52,356	56,082,588
Shares Outstanding	69,488	7,666	8,044,699
Net Asset Value Per Share ($)	6.84	6.83	6.97
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $785 foreign taxes withheld at source):
Unaffiliated issuers	888,642
Affiliated issuers	712
Income from securities lending—Note 1(b)	882
Total Income	890,236
Expenses:
Management fee—Note 3(a)	461,521
Registration fees	39,971
Auditing fees	39,112
Custodian fees—Note 3(c)	21,649
Shareholder servicing costs—Note 3(c)	10,893
Prospectus and shareholders’ reports	9,275
Directors’ fees and expenses—Note 3(d)	8,888
Interest expense—Note 2	5,024
Legal fees	1,318
Loan commitment fees—Note 2	1,142
Distribution fees—Note 3(b)	548
Miscellaneous	13,074
Total Expenses	612,415
Less—reduction in expenses due to undertaking—Note 3(a)	(29,368)
Less—reduction in fees due to earnings credits—Note 3(c)	(61)
Net Expenses	582,986
Investment Income—Net	307,250
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,428,475
Net realized gain (loss) on options transactions	9,075
Net Realized Gain (Loss)	11,437,550
Net unrealized appreciation (depreciation) on investments	(1,796,783)
Net Realized and Unrealized Gain (Loss) on Investments	9,640,767
Net Increase in Net Assets Resulting from Operations	9,948,017
See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	307,250	599,691
Net realized gain (loss) on investments	11,437,550	(9,128,294)
Net unrealized appreciation
(depreciation) on investments	(1,796,783)	33,824,576
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,948,017	25,295,973
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,212)	—
Class C Shares	(98)	—
Class I Shares	(599,892)	—
Total Dividends	(601,202)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	182,053	216,832
Class C Shares	27,473	56,685
Class I Shares	5,967,597	15,595,998
Dividends reinvested:
Class A Shares	1,130	—
Class C Shares	89	—
Class I Shares	165,638	—
Cost of shares redeemed:
Class A Shares	(47,463)	(20)
Class C Shares	(61,817)	(261)
Class I Shares	(51,264,910)	(24,312,390)
Class T Shares	—	(6,620)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(45,030,210)	(8,449,776)
Settlement payment from
unaffiliated third party†	129,204	—
Total Increase (Decrease) in Net Assets	(35,554,191)	16,846,197
Net Assets ($):
Beginning of Period	92,164,331	75,318,134
End of Period	56,610,140	92,164,331
Undistributed investment income—net	305,739	599,691

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class Ab
Shares sold	30,017	45,337
Shares issued for dividends reinvested	184	—
Shares redeemed	(7,624)	(3)
Net Increase (Decrease) in Shares Outstanding	22,577	45,334
Class C
Shares sold	4,399	11,199
Shares issued for dividends reinvested	14	—
Shares redeemed	(10,656)	(2)
Net Increase (Decrease) in Shares Outstanding	(6,243)	11,197
Class I
Shares sold	976,707	3,256,598
Shares issued for dividends reinvested	26,544	—
Shares redeemed	(8,176,874)	(4,978,911)
Net Increase (Decrease) in Shares Outstanding	(7,173,623)	(1,722,313)
Class Tb
Shares redeemed	—	(1,558)
Net Increase (Decrease) in Shares Outstanding	—	(1,558)

† See Note 5.
a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 1,558 Class T shares representing $6,620 were converted to 1,572
Class A shares.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, repectively, of the fund’s predecessor, BNY Hamilton Large Cap Growth Fund (“Hamilton Large Cap Growth Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Large Cap Growth Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,
Class A Shares†	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	5.94	4.40	8.10	7.64	7.65
Investment Operations:
Investment income (loss)—net[a]	(.01)	.01	.02	.01	.00[b]
Net realized and unrealized
gain (loss) on investments	.92	1.53	(3.28)	1.35	.44
Total from Investment Operations	.91	1.54	(3.26)	1.36	.44
Distributions:
Dividends from investment income—net	(.02)	—	(.01)	(.01)	(.00)[b]
Dividends from net realized
gain on investments	—	—	(.35)	(.89)	(.45)
Return of capital	—	—	(.08)	—	—
Total Distributions	(.02)	—	(.44)	(.90)	(.45)
Settlement payment from
unaffiliated third party	.01	—	—	—	—
Net asset value, end of period	6.84	5.94	4.40	8.10	7.64
Total Return (%)[c]	15.60[d]	35.00	(41.90)	17.79	6.04
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.66	2.37	1.10	1.10	1.09
Ratio of net expenses
to average net assets	1.51	1.47	1.10	1.10	1.09
Ratio of net investment income
(loss) to average net assets	(.13)	.12	.20	.10	.06
Portfolio Turnover Rate	63.42	82.53	78	52	51
Net Assets, end of period ($ x 1,000)	475	279	7	4,127	5,487

† Represents information for Class A shares of the fund’s predecessor, Hamilton Large Cap Growth Fund, through
September 12, 2008.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d If settlement payment from unaffiliated third party was not made, total return would have been 15.43%.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	5.95	4.43	6.42
Investment Operations:
Investment income (loss)—net[b]	(.05)	(.03)	.00[c]
Net realized and unrealized
gain (loss) on investments	.93	1.55	(1.99)
Total from Investment Operations	.88	1.52	(1.99)
Distributions:
Dividends from investment income—net	(.01)	—	—
Settlement payment from unaffiliated third party	.01	—	—
Net asset value, end of period	6.83	5.95	4.43
Total Return (%)[d]	15.10[e]	34.09	(31.00)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.16	2.06	2.01[g]
Ratio of net expenses to average net assets	2.16	2.06	1.91[g]
Ratio of net investment income
(loss) to average net assets	(.81)	(.48)	.04[g]
Portfolio Turnover Rate	63.42	82.53	78
Net Assets, end of period ($ x 1,000)	52	83	12

a From September 13, 2008 (commencement of initial offering) to December 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e If settlement payment from unaffiliated third party was not made, total return would have been 14.76%.
f Not annualized.
g Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares†	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	6.03	4.44	8.20	7.72	7.73
Investment Operations:
Investment income—net[a]	.03	.04	.04	.03	.02
Net realized and unrealized
gain (loss) on investments	.94	1.55	(3.34)	1.37	.45
Total from Investment Operations	.97	1.59	(3.30)	1.40	.47
Distributions:
Dividends from investment income—net	(.04)	—	(.03)	(.03)	(.03)
Dividends from net realized
gain on investments	—	—	(.35)	(.89)	(.45)
Return of capital	—	—	(.08)	—	—
Total Distributions	(.04)	—	(.46)	(.92)	(.48)
Settlement payment from
unaffiliated third party	.01	—	—	—	—
Net asset value, end of period	6.97	6.03	4.44	8.20	7.72
Total Return (%)	16.34[b]	35.81	(42.03)	18.18	6.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	.88	.86	.85	.84
Ratio of net expenses
to average net assets	.88	.87	.84	.85	.84
Ratio of net investment income
to average net assets	.47	.75	.61	.34	.30
Portfolio Turnover Rate	63.42	82.53	78	52	51
Net Assets, end of period ($ x 1,000)	56,083	91,803	75,292	138,729	143,479

† Represents information for Institutional shares of the fund’s predecessor, Hamilton Large Cap Growth Fund through
September 12, 2008.
a Based on average shares outstanding at each month end.
b If settlement payment from unaffiliated third party was not made, total return would have been 16.18%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective seeks to provide long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 250 million shares of $.001 par value Common Stock. The fund currently offers three Classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authorita-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

tive U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	54,747,044	—	—	54,747,044
Equity Securities—
Foreign†	1,275,368	—	—	1,275,368
Mutual Funds	2,227,094	—	—	2,227,094
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010.

Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $378 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	353,000	15,831,000	15,526,000	658,000	1.2
Dreyfus
Institutional
Cash
Advantage
Fund	—	11,505,421	9,936,327	1,569,094	2.8
Total	353,000	27,336,421	25,462,327	2,227,094	4.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $305,739, accumulated capital losses $9,373,045 and unrealized appreciation $9,840,063.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $601,202 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010 was approximately $336,700, with a related weighted average annualized interest rate of 1.49%.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of Class I shares’ average daily net assets.

In addition, the Manager has agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.25% of the value of Class A and Class C shares’ average daily net assets.

The reduction in expenses, pursuant to the undertakings, amounted to $29,368 during the period ended December 31, 2010.

During the period ended December 31, 2010, the Distributor retained $346 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2010, Class C shares were charged $548 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of share-

holder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A and Class C shares were charged $905 and $183, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $6,556 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $998 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $61.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $21,649 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $44,328, Rule 12b-1 distribution plan fees $33, shareholder services plan fees $111, custodian fees $4,800, chief compliance officer fees $1,728 and transfer agency per account fees $1,136, which are offset against an expense reimbursement currently in effect in the amount of $5,257.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended December 31, 2010, amounted to $41,288,661 and $86,155,995, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as“hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment. The fund is subject to equity risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	—	—
Contracts written	125	15,821
Contracts terminated:
Contracts closed	50	6,746	6,746	—
Contracts expired	75	9,075	—	9,075
Total contracts terminated	125	15,821	6,746	9,075
Contracts outstanding
December 31, 2010	—	—

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Equity options contracts	1,796

At December 31, 2010, the cost of investments for federal income tax purposes was $48,409,443; accordingly, accumulated net unrealized appreciation on investments was $9,840,063, consisting of $10,771,034 gross unrealized appreciation and $930,971 gross unrealized depreciation.

NOTE 5—Other:

During the period ended December 31, 2010, the fund received a regulatory settlement payment of $129,204 from an unaffiliated third party which is included in the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Cap Growth Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2007 and 2006 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Growth Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

The Fund	31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $601,202 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 13, 2010, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a six-month term ending January 31, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods and compared the fund’s performance to the performance of a group of comparable retail front-end load large-cap growth funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional large-cap growth funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group medians for all periods except the two- and ten-year periods ended May 31, 2010, when it was below the Performance Group median.The Board members noted that the fund’s total return performance was below the Performance Universe for all periods except the one- and four-year periods ended May 31, 2010, when it was above the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members discussed with representatives of Dreyfus the reasons for the fund’s underperformance compared to the Performance Universe medians during the applicable periods, and Dreyfus’ efforts to improve performance.The Board members also received a presentation from the fund’s primary portfolio manager during which the portfolio manager discussed the fund’s investment strategy and the factors that affected the fund’s performance.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of actual and contractual management fees and total expense ratios compared to a group of comparable funds (the“Expense Group”) and a broader group of funds (the“Expense Universe”), each selected and provided by Lipper.The Board noted that Dreyfus has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of Class I shares’ average daily net assets. In addition, the Board noted that Dreyfus has agreed, until May 1, 2011, to waive receipt of its fee and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary fees, shareholder services fees and 12b-1 fees) do not exceed 1.25% of the value of Class A and Class C shares’ average daily net assets.The Board members noted that the fund’s contractual management fee was lower than the Expense Group median, the actual management fee was lower than the Expense Group median and the Expense Universe median (in the first quartile) and the total expense ratio was higher than the Expense Group and Expense Universe medians (in the fourth quartile).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered.The Board also noted fee waiver and expense reimbursement arrangements and the effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement through January 31, 2011 was in the best interests of the fund and its shareholders.

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund	39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Dreyfus
Large Cap Value Fund

ANNUAL REPORT December 31, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Review and Approval of the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Large Cap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Large Cap Value Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

Although 2010 proved to be a volatile year for stocks, the reporting period ended with a sustained market rally that produced above-average returns across most market-cap segments for the calendar year. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead.

We are aware that stocks have recently reached higher valuations, and that any new economic setbacks could result in market volatility as investors adjust their expectations. Nonetheless, we see value in many segments of the equity market. For example, investors in volatile markets may turn to high-quality stocks of U.S. companies with track records of consistent growth in a variety of economic climates, and international equities could benefit from a declining U.S. dollar and potentially higher growth opportunities abroad.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by Julianne McHugh and Brian Ferguson, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus Large Cap Value Fund’s Class A shares produced a total return of 12.69%, Class C shares returned 11.69% and Class I shares returned 13.37%.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), produced a total return of 15.51% for the same period.2

Despite heightened volatility over the first half of 2010, a later rally stemming from greater economic clarity enabled the stock market to achieve double-digit gains.The fund produced lower returns than its benchmark, primarily due to shortfalls in the information technology, consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation; its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.The fund invests primarily in equity securities of U.S. issuers, but may invest up to 20% of its assets in equity securities of foreign issuers, including those in emerging markets.

When choosing stocks, we focus on individual stock selection (a “bottom up” approach) rather than forecasting stock market trends. We employ a three-step value screening process that seeks to identify the stocks of companies that are underpriced relative to their intrinsic worth or business prospects, and that exhibit sound business fundamentals, positive business momentum or a catalyst that may trigger an improving stock price.

Waning Economic Concerns Fueled a Market Rally

Soon after the start of 2010, a number of new developments shook investors’ confidence in ongoing global and domestic economic recov-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

eries. Europe was roiled by a sovereign debt crisis that led to austerity measures throughout the region, and mixed housing and employment data in the United States weighed on already mild domestic growth.As a result, U.S. stocks generally declined over the first half of the year.

However, investors’ concerns may have been overblown. Corporate earnings over the second half of the year exceeded analysts’ expectations, commodity prices climbed amid robust demand from the world’s emerging markets, and the U.S. and global economies remained on mildly upward trajectories. New stimulative measures by the Federal Reserve Board also boosted investor sentiment.

Security Selections Dampened Fund Returns

Although the fund participated to a substantial degree in the stock market’s gains, disappointing security selections in certain market segments prevented it from matching the benchmark’s results. In the information technology sector, Cisco Systems struggled due to weakness in its European and U.S. public sector markets, and personal computer maker Hewlett-Packard declined when its CEO resigned abruptly. Software giant Microsoft lagged market averages as the company appeared to miss opportunities to capitalize on the trend toward “cloud computing,” in which data and applications are maintained and accessed over the Internet.

The fund’s consumer discretionary holdings also fell short of their respective benchmark components, as we favored media companies that create programming content over better performing content distributors. In addition, retailers Best Buy and Staples struggled amid changing consumer spending patterns. Among financial stocks, Bank of America, JPMorgan Chase & Co. and Morgan Stanley fared relatively poorly due to intensifying regulatory pressures, slower mergers-and-acquisitions activity and lower trading volumes. Relatively light exposure to real estate investment trusts also undermined relative performance.

On a more positive note, industrial companies Caterpillar and Eaton benefited from robust demand for infrastructure construction equipment from the world’s emerging markets. In the materials sector, Freeport-McMoRan Copper & Gold gained value along with commodity prices. An underweighted position in the health care sector helped the fund

4

avoid the brunt of weakness among large pharmaceutical companies, such as Johnson & Johnson, that struggled with pricing pressures and a dearth of new products in their development pipelines. Instead, we emphasized service companies such as drug distributor AmerisourceBergen, which benefited from greater demand for generic medicines.

Positioned for a More Selective Market Environment

We expect the U.S. economic recovery to persist in 2011. Quantitative easing from the Federal Reserve Board, fiscal stimulus from reduced payroll taxes and extension of Bush-era tax cuts, and greater political clarity in the wake of U.S. midterm elections may convince business leaders to deploy some of their massive cash reserves for mergers-and-acquisitions and other productive uses. However, a number of economic headwinds remain, including high levels of unemployment and troubled housing markets.

We expect investors to become more selective, favoring companies that can grow consistently in a slow-growth economy. Therefore, we have maintained an overweighted position among attractively valued media companies with solid business fundamentals. Conversely, the fund currently holds relatively few utilities, which generally do not meet our value-oriented investment criteria.

January 18, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus Large Cap Value Fund Class A shares and Class I shares and the Russell 1000 Value Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A and Class I shares of Dreyfus Large Cap Value Fund on 12/31/00 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Performance for Class C shares will vary from the performance of Class A shares and Class I shares shown above due to differences in charges and expenses.The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/10

Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/21/02	6.22%	–0.24%	2.18%††
without sales charge	5/21/02	12.69%	0.96%	2.79%††
Class C shares
with applicable redemption charge †	9/13/08	10.69%	0.51%††	2.56%††
without redemption	9/13/08	11.69%	0.51%††	2.56%††
Class I shares	4/28/00	13.37%	1.40%	3.07%
Russell 1000 Value Index		15.51%	1.28%	3.26%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 5/21/02 and 9/13/08 (the inception dates for Class A and Class C shares, respectively), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Large CapValue Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 8.39	$ 12.56	$ 4.48
Ending value (after expenses)	$1,218.80	$1,215.50	$1,224.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.63	$ 11.42	$ 4.08
Ending value (after expenses)	$1,017.64	$1,013.86	$1,021.17

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and .80%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

Common Stocks—100.9%	Shares		Value ($)
Consumer Discretionary—12.0%
Carnival	24,810		1,143,989
General Motors	5,623		207,264
Home Depot	11,880		416,513
Johnson Controls	24,780		946,596
Lowe’s	16,960		425,357
Mattel	16,080		408,914
News, Cl. A	81,320		1,184,019
Omnicom Group	43,780		2,005,124
Staples	18,090		411,909
Target	10,390		624,751
Time Warner	49,350		1,587,590
Viacom, Cl. B	10,410		412,340
Whirlpool	3,690		327,783
			10,102,149
Consumer Staples—7.6%
CVS Caremark	33,460		1,163,404
Dr. Pepper Snapple Group	22,450		789,342
Energizer Holdings	11,960 [a]		871,884
PepsiCo	35,180		2,298,309
Philip Morris International	13,670		800,105
Walgreen	11,100		432,456
			6,355,500
Energy—16.4%
Anadarko Petroleum	13,170		1,003,027
Cameron International	18,530	[a]	940,027
EOG Resources	18,140		1,658,177
Exxon Mobil	15,730		1,150,178
Hess	9,430		721,772
Occidental Petroleum	43,040		4,222,224
Peabody Energy	11,180		715,296
QEP Resources	23,890		867,446
Schlumberger	29,740		2,483,290
			13,761,437

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Financial—23.8%
ACE	11,440		712,140
American Express	10,270		440,789
Ameriprise Financial	17,760		1,022,088
AON	15,420		709,474
Bank of America	150,220		2,003,935
Capital One Financial	5,900		251,104
Citigroup	286,380 [a]		1,354,577
Franklin Resources	3,620		402,580
Genworth Financial, Cl. A	33,520	[a]	440,453
Goldman Sachs Group	6,370		1,071,179
JPMorgan Chase & Co.	74,430		3,157,321
Marsh & McLennan	21,340		583,436
MetLife	34,170		1,518,515
Morgan Stanley	30,500		829,905
PNC Financial Services Group	9,170		556,802
Prudential Financial	15,010		881,237
State Street	9,510		440,693
SunTrust Banks	17,170		506,687
U.S. Bancorp	37,120		1,001,126
Wells Fargo & Co.	70,020		2,169,920
			20,053,961
Health Care—10.7%
AmerisourceBergen	13,240		451,749
Amgen	10,410 [a]		571,509
CIGNA	11,730		430,022
Covidien	16,660		760,696
McKesson	12,720		895,234
Merck & Co.	46,850		1,688,474
Pfizer	143,730		2,516,712
Thermo Fisher Scientific	11,980	[a]	663,213
UnitedHealth Group	28,610		1,033,107
			9,010,716
Industrial—11.8%
Caterpillar	5,380		503,891
Cooper Industries	11,660		679,662
Dover	19,310		1,128,670
Eaton	9,600		974,496

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Electric	115,760	2,117,250
Honeywell International	8,740	464,618
Ingersoll-Rand	15,760 [b]	742,138
Pitney Bowes	32,440 [b]	784,399
Republic Services	17,600	525,536
Union Pacific	14,930	1,383,414
United Technologies	8,300	653,376
		9,957,450
Information Technology—7.2%
AOL	14,596 [a]	346,071
BMC Software	17,710 [a]	834,849
eBay	14,230 [a]	396,021
Microsoft	46,810	1,306,935
Motorola	25,780 [a]	233,825
Oracle	20,720	648,536
QUALCOMM	28,100	1,390,669
Teradata	12,290 [a]	505,856
Western Digital	12,190 [a]	413,241
		6,076,003
Materials—4.7%
Air Products & Chemicals	4,740	431,103
Celanese, Ser. A	10,910	449,165
Dow Chemical	25,320	864,425
Freeport-McMoRan Copper & Gold	10,720	1,287,365
International Paper	16,220	441,833
United States Steel	7,740 [b]	452,171
		3,926,062
Telecommunication Services—4.1%
AT&T	28,440	835,567
Vodafone Group, ADR	97,810	2,585,118
		3,420,685
Utilities—2.6%
Entergy	13,180	933,539
NextEra Energy	24,890	1,294,031
		2,227,570
Total Common Stocks
(cost $85,770,149)		84,891,533

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,977,412)	1,977,412 [c]	1,977,412
Total Investments (cost $87,747,561)	103.3%	86,868,945
Liabilities, Less Cash and Receivables	(3.3%)	(2,742,233)
Net Assets	100.0%	84,126,712

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$1,916,420 and the market value of the collateral held by the fund was $1,977,412.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.8	Information Technology	7.2
Energy	16.4	Materials	4.7
Consumer Discretionary	12.0	Telecommunication Services	4.1
Industrial	11.8	Utilities	2.6
Health Care	10.7	Money Market Investment	2.4
Consumer Staples	7.6		103.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,916,420)—Note 1(b):
Unaffiliated issuers		85,770,149	84,891,533
Affiliated issuers		1,977,412	1,977,412
Receivable for investment securities sold			491,533
Dividends receivable			170,367
Prepaid expenses			18,238
			87,549,083
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			78,421
Cash overdraft due to Custodian			454,764
Liability for securities on loan—Note 1(b)			1,977,412
Payable for shares of Common Stock redeemed			833,526
Interest payable—Note 2			368
Accrued expenses			77,880
			3,422,371
Net Assets ($)			84,126,712
Composition of Net Assets ($):
Paid-in capital			122,847,386
Accumulated undistributed investment income—net			9,632
Accumulated net realized gain (loss) on investments			(37,851,690)
Accumulated net unrealized appreciation
(depreciation) on investments			(878,616)
Net Assets ($)			84,126,712

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	426,227	36,622	83,663,863
Shares Outstanding	50,461	4,381	9,902,001
Net Asset Value Per Share ($)	8.45	8.36	8.45

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Cash dividends (net of $1,684 foreign taxes withheld at source):
Unaffiliated issuers	1,979,838
Affiliated issuers	326
Income from securities lending—Note 1(b)	1,267
Total Income	1,981,431
Expenses:
Management fee—Note 3(a)	668,469
Professional fees	37,602
Registration fees	21,707
Custodian fees—Note 3(c)	20,066
Directors’ fees and expenses—Note 3(d)	10,475
Prospectus and shareholders’ reports	7,999
Shareholder servicing costs—Note 3(c)	6,878
Loan commitment fees—Note 2	1,646
Interest expense—Note 2	1,609
Distribution fees—Note 3(b)	205
Miscellaneous	14,447
Total Expenses	791,103
Less—reduction in expenses due to undertaking—Note 3(a)	(20,698)
Less—reduction in fees due to earnings credits—Note 3(c)	(24)
Net Expenses	770,381
Investment Income—Net	1,211,050
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(539,921)
Net unrealized appreciation (depreciation) on investments	10,710,749
Net Realized and Unrealized Gain (Loss) on Investments	10,170,828
Net Increase in Net Assets Resulting from Operations	11,381,878

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	1,211,050	2,230,580
Net realized gain (loss) on investments	(539,921)	(29,181,005)
Net unrealized appreciation
(depreciation) on investments	10,710,749	41,580,400
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,381,878	14,629,975
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,477)	(4,915)
Class C Shares	(183)	(68)
Class I Shares	(1,228,685)	(2,194,670)
Total Dividends	(1,232,345)	(2,199,653)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	268,372	193,228
Class C Shares	16,517	10,000
Class I Shares	2,880,073	5,458,263
Dividends reinvested:
Class A Shares	3,320	4,640
Class C Shares	139	—
Class I Shares	85,211	142,701
Cost of shares redeemed:
Class A Shares	(192,025)	(2,761)
Class C Shares	(2,559)	—
Class I Shares	(40,551,051)	(74,032,212)[b]
Class T Shares	—	(6,565)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(37,492,003)	(68,232,706)
Settlement payment from
unaffiliated third party†	20,453	—
Total Increase (Decrease) in Net Assets	(27,322,017)	(55,802,384)
Net Assets ($):
Beginning of Period	111,448,729	167,251,113
End of Period	84,126,712	111,448,729
Undistributed investment income—net	9,632	30,927

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class Ac
Shares sold	34,728	27,668
Shares issued for dividends reinvested	391	612
Shares redeemed	(25,473)	(409)
Net Increase (Decrease) in Shares Outstanding	9,646	27,871
Class C
Shares sold	2,216	1,321
Shares issued for dividends reinvested	16	—
Shares redeemed	(306)	—
Net Increase (Decrease) in Shares Outstanding	1,926	1,321
Class I
Shares sold	367,744	911,459
Shares issued for dividends reinvested	10,076	18,826
Shares redeemed	(5,172,627)	(11,816,423)
Net Increase (Decrease) in Shares Outstanding	(4,794,807)	(10,886,138)
Class Tc
Shares redeemed	—	(1,134)

† See Note 5.
a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b Includes redemptions-in-kind amounting to $19,314,039.
c On the close of business on February 4, 2009, 1,134 Class T shares representing $6,565 were converted to 1,126
Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional Shares, respectively, of the fund’s predecessor, BNY Hamilton Large Cap Value Fund (“Hamilton Large Cap Value Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the assets of the Hamilton Large CapValue Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

		Year Ended December 31,
Class A Shares†	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.56	6.56	11.55	11.85	11.24
Investment Operations:
Investment income—net[a]	.05	.05	.15	.25	.18
Net realized and unrealized
gain (loss) on investments	.91	1.07	(3.93)	.56	1.53
Total from Investment Operations	.96	1.12	(3.78)	.81	1.71
Distributions:
Dividends from investment income—net	(.07)	(.12)	(.11)	(.26)	(.18)
Dividends from net realized
gain on investments	—	—	(.59)	(.85)	(.92)
Return of capital	—	—	(.51)	—	—
Total Distributions	(.07)	(.12)	(1.21)	(1.11)	(1.10)
Settlement payment from
unaffiliated third party	.00[b]	—	—	—	—
Net asset value, end of period	8.45	7.56	6.56	11.55	11.85
Total Return (%)[c]	12.69[d]	17.10	(35.49)	6.78	15.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.65	2.11	1.07	1.04	1.03
Ratio of net expenses
to average net assets	1.50	1.46	1.05	1.04	1.03
Ratio of net investment income
to average net assets	.62	.78	1.38	2.04	1.50
Portfolio Turnover Rate	69.86	76.38	133	34	59
Net Assets, end of period ($ x 1,000)	426	309	85	1,214	1,371

† Represents information for Class A shares of the fund’s predecessor, BNY Hamilton Large Cap Value Fund, through
September 12, 2008.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d The impact of the settlement payment from unaffiliated third party on total return amounted to less than .01%.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	7.52	6.51	8.82
Investment Operations:
Investment income (loss)—net[b]	(.01)	.02	.03
Net realized and unrealized
gain (loss) on investments	.89	1.05	(2.34)
Total from Investment Operations	.88	1.07	(2.31)
Distributions:
Dividends from investment income—net	(.04)	(.06)	—
Settlement payment from
unaffiliated third party	.00[c]	—	—
Net asset value, end of period	8.36	7.52	6.51
Total Return (%)[d]	11.69[e]	16.43	(26.19)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.38	2.44	2.09[g]
Ratio of net expenses to average net assets	2.25	2.15	1.98[g]
Ratio of net investment income
(loss) to average net assets	(.09)	.27	1.39[g]
Portfolio Turnover Rate	69.86	76.38	133
Net Assets, end of period ($ x 1,000)	37	18	7

a From September 13, 2008 (commencement of initial offering) to December 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e The impact of the settlement payment from unaffiliated third party on total return amounted to less than .01%.
f Not annualized.
g Annualized.

See notes to financial statements.

18

		Year Ended December 31,
Class I Shares†	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	7.56	6.53	11.51	11.81	11.19
Investment Operations:
Investment income—net[a]	.10	.11	.18	.28	.21
Net realized and unrealized
gain (loss) on investments	.91	1.07	(3.93)	.56	1.54
Total from Investment Operations	1.01	1.18	(3.75)	.84	1.75
Distributions:
Dividends from investment income—net	(.12)	(.15)	(.13)	(.29)	(.21)
Dividends from net realized
gain on investments	—	—	(.59)	(.85)	(.92)
Return of capital	—	—	(.51)	—	—
Total Distributions	(.12)	(.15)	(1.23)	(1.14)	(1.13)
Settlement payment from
unaffiliated third party	.00[b]	—	—	—	—
Net asset value, end of period	8.45	7.56	6.53	11.51	11.81
Total Return (%)	13.37[c]	17.99	(35.40)	7.07	15.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.81	.83	.79	.78
Ratio of net expenses
to average net assets	.80	.80	.80	.79	.78
Ratio of net investment income
to average net assets	1.27	1.76	1.85	2.31	1.76
Portfolio Turnover Rate	69.86	76.38	133	34	59
Net Assets, end of period ($ x 1,000)	83,664	111,122	167,151	329,281	361,395

† Represents information for Institutional shares of the fund’s predecessor, BNY Hamilton Large Cap Value Fund, through September 12, 2008.
a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c The impact of the settlement payment from unaffiliated third party on total return amounted to less than .01%.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Large CapValue Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 250 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,134 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	82,306,415	—	—	82,306,415
Equity Securities—
Foreign†	2,585,118	—	—	2,585,118
Mutual Funds	1,977,412	—	—	1,977,412
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $543 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	—	13,761,573	11,784,161	1,977,412	2.4

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,632, accumulated capital losses $37,232,232 and unrealized depreciation $1,337,682. In addition, the fund had $160,392 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $36,072,624 of the carryover expires in fiscal 2017 and $1,159,608 expires in fiscal 2018.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $1,232,345 and $2,199,653, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $119,700 with a related weighted average annualized interest rate of 1.34%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .80% of the value of Class I shares average daily net assets.

In addition, the Manager has agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, bro-

26

kerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and Rule 12b-1 fees) do not exceed 1.25% of the value of Class A and Class C shares average daily net assets.

The reduction in expenses, pursuant to the undertakings, amounted to $20,698 during the period ended December 31, 2010.

During the period ended December 31, 2010, the Distributor retained $156 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2010, Class C shares were charged $205 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A and Class C shares were charged $990 and $68, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $3,696 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $403 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $24.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $20,066 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $71,818, Rule 12b-1 distribution plan fees $25, shareholder services plan fees $96, custodian fees $4,200, chief compliance officer fees $1,728 and transfer agency per account fees $554.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2010, amounted to $65,885,315 and $102,863,907, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended December 31, 2010.

At December 31, 2010, the cost of investments for federal income tax purposes was $88,206,627; accordingly, accumulated net unrealized depreciation on investments was $1,337,682, consisting of $7,034,470 gross unrealized appreciation and $8,372,152 gross unrealized depreciation.

NOTE 5—Other:

During the period ended December 31, 2010, the fund received a regulatory settlement payment of $20,453 from an unaffiliated third party which is included in the Statement of Changes in Net Assets.

The Fund	29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large CapValue Fund (one of the series comprising Dreyfus Premier Investment Funds, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the years ended December 31, 2007 and 2006 were audited by other auditors whose report dated February 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Cap Value Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

30

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2010 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2010, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,232,345 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on July 13, 2010, the Board considered the re-approval of the fund’s Management Agreement with Dreyfus for a one year term ending July 31, 2011.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the re-approval of the Management Agreement, the Board considered all factors that it believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance for various periods and compared the fund’s performance to the performance of a group of comparable retail front-end load large-cap value funds (the “Performance Group”) and to a larger universe of funds consisting of all retail and institutional large-cap value funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except the three-year period ended May 31, 2010, when it was above the Performance Group and Performance Universe medians, and the five-year period ended May 31, 2010, when it was above the Performance Universe median.The Board noted Dreyfus’ effort to improve the Fund’s performance, including the appointment of a new portfolio manager with a successful track record in 2008. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members discussed with representatives of Dreyfus the reasons for the fund’s underperformance compared to the Performance Group and Performance Universe medians during the applicable periods, and Dreyfus’ efforts to improve performance.The Board members also received a presentation from the fund’s primary portfolio manager during which the portfolio manager discussed the fund’s investment strategy and the factors that affected the fund’s performance.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of actual and contractual management fees and total expense ratios compared to a group of comparable

The Fund	33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that Dreyfus has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .80% of the value of Class I shares’ average daily net assets. In addition, the Board noted that Dreyfus has agreed, until May 1, 2011, to waive receipt of its fee and/or assume the expenses of the fund so that the direct expenses of Class A and Class C shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary fees, shareholder services fees and 12b-1 fees) do not exceed 1.25% of the value of Class A and Class C shares average daily net assets.The Board members noted that the fund’s actual and contractual management fees were lower than the Expense Group medians (in the first and second quartiles, respectively), the actual management fee was lower than the Expense Universe median (in the first quartile) and the total expense ratio was higher than the Expense Group and Expense Universe medians (in the fourth quartiles).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds managed by Dreyfus with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

34

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered.The Board also noted fee waiver and expense reimbursement arrangements and the effect on Dreyfus’ profitability.

The Fund	35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to re-approving the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was concerned about the fund’s relative performance and concluded it was necessary to closely monitor the performance of the fund and its portfolio management team.

  The Board concluded that the fee payable by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement through July 31, 2011 was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

40

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	41

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $111,384 in 2009 and $111,384 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $21,104 in 2009 and $21,528 in 2010. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $  0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,480 in 2009 and $12,266 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $149 in 2009 and $161 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,975,296   in 2009 and $39,552,052 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

By: /s/James Windels
James Windels, Treasurer
Date:	February 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)